Short-term and long-term borrowings (Details 1) - CNY (¥) ¥ in Thousands		Dec. 31, 2018	Dec. 31, 2017
Debt Instrument [Line Items]
Total long-term borrowings		¥ 0	¥ 2,932
7.5% SPD Silicon Valley Bank loan Revolving loan II due on June 28, 2019
Debt Instrument [Line Items]
Principal Amount	[1]	¥ 9,945	¥ 9,945
Interest rate per annum	[1]	7.50%	7.50%
Total long-term borrowings	[1]	¥ 0	¥ 2,932

[1]	The Group was granted an RMB20.0 million credit facility that will expire on June 30, 2019 for general corporate purposes. There into, RMB10.0 million is allocated to a term loan facility and RMB10.0 million is a revolving loan credit facility. The credit facility was guaranteed by the Company.